Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Subsequent Events
(17)	Subsequent Events

No material subsequent events have occurred since June 30, 2016 through October 26, 2016 that require adjustment to the financial statements.

In August 2016, the Company executed an agreement to lend AZOA $39,120. The loan is guaranteed by Allianz SE with fixed interest rate of 1.61% and a final maturity of 60 months from the disbursement date.

In September 2016, the Company paid a cash dividend to AZOA of $44,000.

(25)	Subsequent Events

No material subsequent events have occurred since December 31, 2015 through March 28, 2016 that require adjustment to the financial statements.

On February 1, 2016, Allegiance Marketing Group, LLC (AMG), a wholly-owned subsidiary of Allianz Individual Insurance Group LLC (AIIG), which is a wholly owned subsidiary of the Company, merged with and into GamePlan Financial Marketing (GamePlan), another wholly-owned subsidiary of AIIG. GamePlan was the surviving entity.

On February 2, 2016, GamePlan purchased a 100% interest in an independent FMO for an initial purchase price of $7,500. GamePlan recorded the assets and liabilities of the entity at fair value.

On February 23, 2016, the Company’s Board of Directors approved payment of a $600,000 cash dividend to its parent company, AZOA. The Company’s Board of Directors also approved the dividend of the loan agreement with AMOSA in the amount of $33,000 and accrued interest, which is expected to be approximately $150. Based on the ordinary dividend limitations set forth under Minnesota Insurance Law, the dividend is considered ordinary. The dividend will be paid and the loan assignment will be completed on March 30, 2016.